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                                                                    Exhibit 10.1

                       AMENDMENT NO. 2 TO RIGHTS AGREEMENT


     THIS AMENDMENT NO. 2 TO RIGHTS AGREEMENT (this "Amendment"), dated as of April 13, 2001, is made by McNaughton Apparel Group Inc., a Delaware corporation (the "Company"), to that certain Rights Agreement dated as of January 19, 1996 (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company (the "Rights Agent").

     WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company desires to amend the Rights Agreement as set forth below;

     NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

     1.   Amendment of Section 1.
          ----------------------

          Section 1 of the Rights Agreement is amended by adding thereto a new definition (n) which new definition shall read as follows:

          [_][_] (n) Merger Agreement shall mean the Agreement and Plan of Merger, dated as of April 13, 2001, by and among the Company, Jones Apparel Group, Inc., and MCN Acquisition Corp., as the same may be amended from time to time.

     2.   Amendment of Section 7.
          -----------------------

          Section 7(a) of the Rights Agreement is amended by deleting the word or immediately preceding clause (iii) thereof and by adding the following new phrase immediately following clause (iii) thereof: or (iv) immediately prior to the Effective Time (as defined in the Merger Agreement)."

     3.   Addition of New Section 34.
          --------------------------

          The Rights Agreement is amended by adding a Section 34 thereof which shall read as follows:

           Section 34. Exception For Merger Agreement. Notwithstanding any
                       ------------------------------
           provision of this Agreement to the contrary, (i) a Distribution Date and a Shares Acquisition Date shall not be deemed to have occurred,
           (ii) none of Parent or Sub (each as defined in the Merger Agreement) or any of their Affiliates or Associates shall be deemed to have become an Acquiring Person, and (iii) no holder of any Rights shall be entitled to exercise such Rights under, or be entitled to any rights pursuant to, any of Sections 3(a), 7(a), 11(a) or 13 or otherwise of this Agreement, in any such case, solely by reason of
           (a) the approval, execution or delivery of the Merger Agreement or any amendments thereof approved in advance by the Board of Directors of the Company or (b) the consummation of any the transactions contemplated by the Merger Agreement in accordance with the provisions of the Merger Agreement.
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     4.    Effectiveness.
           -------------

           When executed by the Company, this Amendment shall be deemed effective as of the date first-written above as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

      5.    Miscellaneous.
            -------------

            This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts (including by telecopy), each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.


                                      * * *
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         IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date set forth above.


                                            MCNAUGHTON APPAREL GROUP INC.


                                            By:   /s/ Peter Boneparth
                                               ---------------------------------
                                            Name: Peter Boneparth
                                            Title: Chief Executive Officer



                                            The Rights Agent hereby executes
                                            this Amendment pursuant to Section
                                            27 of the Rights Agreement.



                                         AMERICAN STOCK TRANSFER & TRUST COMPANY


                                            By:  /s/ Herbert J. Lemmer
                                               ---------------------------------
                                            Name: Herbert J. Lemmer
                                            Title: Vice President